UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2020
NVIDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2788 San Tomas Expressway, Santa Clara, CA 95051
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 486-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NVDA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
On April 27, 2020, NVIDIA Corporation, a Delaware corporation (“NVIDIA” or the “Company”) completed its previously announced acquisition (the “Merger”) of Mellanox Technologies, Ltd., a company organized under the laws of the State of Israel (“Mellanox”), pursuant to the terms of the Agreement and Plan of Merger, dated as of March 10, 2019, among the Company, NVIDIA International Holdings Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Parent”), Teal Barvaz Ltd., a company organized under the laws of the State of Israel and a wholly owned subsidiary of Parent, and Mellanox.

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) is filed to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on April 27, 2020 (the “Initial Report”) to include the historical financial statements of Mellanox and certain pro forma financial information required by Item 9.01 (a) and (b) of Form 8-K.

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only. It does not purport to represent the actual results of operations that NVIDIA and Mellanox would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the consummation of the Merger. Except as described above, all other information in the Initial Report remains unchanged.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
The audited consolidated financial statements of Mellanox as of and for the years ended December 31, 2019 and 2018, together with the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon, are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated by reference herein.
(b) Pro Forma Financial Information
The unaudited pro forma financial information for NVIDIA, after giving effect to the Merger and adjustments described therein, is filed as Exhibit 99.2 to this Amendment No. 1 and incorporated by reference herein.
(d) Exhibits

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm, KOST FORER GABBAY & KASIERER, a Member of EY Global
99.1
Audited consolidated financial statements of Mellanox as of December 31, 2019 and 2018, and for the three years in the period ended December 31, 2019 and the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon (incorporated by reference from Mellanox's Annual Report on Form 10-K for the year ended December 31, 2019 (SEC File No. 001-33299), filed with the SEC on February 20,2020).

99.2
Unaudited Pro Forma Condensed Combined Balance Sheet as of January 26, 2020, and the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended January 26, 2020, and notes giving effect to the acquisition of Mellanox.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: June 30, 2020	By: /s/ Colette M. Kress
Colette M. Kress
Executive Vice President and Chief Financial Officer